                                                                    EXHIBIT 23.1





                        Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the InterVoice, inc. 1998 Stock Option Plan of our report dated April 7, 1998, with respect to the consolidated financial statements and schedule of InterVoice, Inc. included in its Annual Report (Form 10-K) for the year ended February 28, 1998, filed with the Securities and Exchange Commission.



March 18, 1999
Dallas, Texas